                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-70035, 33-14288 and 33-83156.


ARTHUR ANDERSEN LLP

Orange County, California
June 23, 2000